UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2021

SPARTAN ACQUISITION CORP. III
(Exact name of registrant as specified in its charter)

Delaware	001-40022	86-1182458
(State or incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, 43rd Floor New York, NY		10019
(Address of principal executive officers)		(Zip Code)

(212) 515 3200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one warrant	SPAQ.U	The New York Stock Exchange
Class A Common stock, par value $0.0001 per share	SPAQ	The New York Stock Exchange
Warrants, exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SPAQ.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities

On February 11, 2021, simultaneously with the closing of the initial public offering (the “IPO”) of Spartan Acquisition Corp. III (the “Company”) and pursuant to a Private Placement Warrants Purchase Agreement dated February 8, 2021 by and between the Company and the Company’s sponsor, Spartan Acquisition Sponsor III LLC (the “Sponsor”), the Company completed the private sale of 9,360,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant to the Sponsor, generating gross proceeds to the Company of $14,040,000. The Private Placement Warrants are identical to the warrants sold as part of the Units (as defined below) in the IPO, except that the Private Placement Warrants will not be redeemable by the Company and will be exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees. The Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 8, 2021, Olivia Wassenaar, Wilson Handler, Christine Hommes, Joseph Romeo, Jan C. Wilson and John M. Stice were appointed as members of the Board of Directors of the Company (the “Board”). The Board has determined that Messr. Stice and Mme. Wilson are “independent directors” as defined in the New York Stock Exchange (the “NYSE”) listing standards and applicable U.S. Securities and Exchange Commission (the “Commission”) rules and will serve on the audit, compensation and nominating and governance committees with Mr. Stice serving as chair of the audit committee and Ms. Wilson serving as chair of the compensation and nominating and governance committees. On February 8, 2021, the Sponsor forfeited 100,000 shares of the Company’s Class B common stock, par value $0.0001 per share (“Founder Shares”) back to the Company and the Company issued an aggregate of 100,000 Founder Shares, in an amount totaling 50,000 to each of Messr. Stice and Mme. Wilson.

On February 8, 2021, the Company entered into indemnification agreements with Olivia Wassenaar, Wilson Handler, Christine Hommes, Joseph Romeo, Jan C. Wilson, John M. Stice, Geoffrey Strong and James Crossen that require the Company to indemnify these individuals to the fullest extent permitted under Delaware law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing description is qualified in its entirety by reference to the full text of the Indemnification Agreement, the form of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company’s Amended and Restated Certificate of Incorporation (as so amended, the “Certificate of Incorporation”) was approved on February 8, 2021. A description of the Certificate of Incorporation is contained in the section of the prospectus for the IPO, dated February 8, 2021 and filed pursuant to Rule 424(b) under the Securities Act (the “Prospectus”), entitled “Description of Securities” and is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 8.01	Other Events.

On February 8, 2021, the Company’s registration statement on Form S-1, as amended (File No. 333-252162) (the “Registration Statement”) was declared effective by the Commission, and the Company subsequently filed the Prospectus on February 10, 2021. On February 11, 2021, the Company completed its IPO of 55,200,000 units (the “Units”), including 7,200,000 Units that were issued pursuant to the underwriters’ full exercise of their over-allotment option. The Units were issued pursuant to an underwriting agreement, dated February 8, 2021, among the Company, on the one hand, and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and Cowen and Company, LLC on the other hand, as representatives of the several underwriters named therein. Each Unit had an offering price of $10.00 and consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-fourth of one warrant of the Company (each such whole warrant, a

“Warrant”). Each Warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $552,000,000, including $19,320,000 of deferred underwriting discounts and commissions, has been deposited into a U.S. based trust account with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations, the proceeds from the IPO and the sale of the Private Placement Warrants held in the trust account will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination (including the release of funds to pay any amounts due to any public stockholders who properly exercise their redemption rights in connection therewith), (b) the redemption of any public shares properly submitted in connection with a stockholder vote to approve an amendment to the Certificate of Incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete an initial business combination within 24 months from the closing of the IPO (or 27 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for a business combination within 24 months from the closing of the IPO) or (c) the redemption of the Company’s public shares if the Company is unable to complete its business combination within 24 months from the closing of the IPO (or 27 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for a business combination within 24 months from the closing of the IPO), subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	A Warrant Agreement, dated February 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
•	A Letter Agreement, dated February 8, 2021, among the Company, its officers and directors and the Sponsor.
•	An Investment Management Trust Agreement, dated February 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.
•	A Registration Rights Agreement, dated February 8, 2021, among the Company, the Sponsor and certain other security holders named therein.
•	An Administrative Services Agreement, dated February 8, 2021, between the Company and the Sponsor.
•	A Private Placement Warrants Purchase Agreement, February 8, 2021, between the Company and the Sponsor.

Each of the foregoing agreements is attached as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description of Exhibits
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated February 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated February 8, 2021, among the Company, its officers and directors and the Sponsor.
10.2	Investment Management Trust Agreement, dated February 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated February 8, 2021, among the Company, the Sponsor and certain other security holders named therein.
10.4	Administrative Services Agreement, dated February 8, 2021, between the Company and the Sponsor.
10.5	Private Placement Warrants Purchase Agreement, dated February 8, 2021, between the Company and the Sponsor.
10.6	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.7 to Spartan Acquisition Corp. III’s Registration Statement on Form S-1 (File No. 333-252162), filed January 15, 2021).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2021SPARTAN ACQUISITION CORP. III

By:	/s/ James Crossen
Name:	James Crossen
Title:	Chief Financial Officer, Chief Accounting Officer and Secretary

4